STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                DECEMBER 31, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2000

Dear Standish, Ayer & Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

THE 1999 MARKETS

The past year has been as tumultuous as 1998, although in different ways. World stock markets have been euphoric. The S&P 500 advanced about 21% but the technology-driven Nasdaq composite soared 86%. For the second year in a row, larger capitalization growth stocks have performed brilliantly, and small or middle capitalization value stocks have been left far behind. In striking contrast to some of the equity markets, the bond market suffered one of its worst years in history, with prices of ten-year Treasuries dropping 13%. Yield spreads, which had widened sharply during the crisis in the fall of 1998, narrowed during the early months of 1999 but then widened again as the year progressed, with distressingly poor liquidity in the secondary bond market. Securities that suffered even a slight short-term tarnishing in their attributes often dropped dramatically in price - investors displayed very little appetite for any bond or stock that had evidenced any degree of adversity.

STANDISH INVESTMENT DISCIPLINES

Many of Standish's investment disciplines are directed to applying fundamental research to uncover relatively cheap securities where the fundamentals are improving. This methodology has generally been quite successful over long periods of time in the past. However, the investment environment of the last two years has produced significant headwinds for some of our disciplines. While there has been enormous pressure on Standish and other value investors to capitulate and to become momentum investors, we have not wavered in our focus on fundamentals and value. Of course, we and other investors make misjudgments along the way, and we are doing our best to learn the correct lessons from the inevitable mistakes. We have applied new investment tools and made modest alterations to the investment process. We have added investment talent and quantitative resources. We believe that our approach is correct, that our portfolios are attractively priced relative to the benchmarks, and that it is our obligation to adhere to the philosophy we have consistently represented to you.

MAJOR DEVELOPMENTS AT STANDISH DURING 1999

We are pleased that Standish is able to report continued stability of both our clients and our professional team. Assets under management for our clients are approximately $45 billion, a slight decline during 1999 but up from $39 billion at the beginning of 1998. These statistics include $3.3 billion of assets managed through Standish International Management Company, LLC, or SIMCO. The Standish Funds returned to 1997's level of $5.8 billion of assets from $6.5 billion in 1998. While we had some client turnover, a substantial portion of the assets lost related to corporate events or restructuring as opposed to terminations because of investment performance. We have also added a substantial number of distinguished new clients.

We continue to build our professional resources both by adding new people and through our long-term commitment to education and professional training. The Standish team has grown to 292 members from 232 at the beginning of 1998. Our 109 investment officers average experience of 16 years. Sixty-seven of those officers have advanced degrees (typically an MBA) and 72 have some advanced professional accreditation.

At the end of the year, the Standish board of directors elected two new directors: Lavinia Chase and Cathy Powers. During the last year, we were sorry to lose the services of Mark Flaherty, Director, who accepted a position of great responsibility at a very large investment management organization. In addition, we anticipate the retirement of both Arthur Parker and Barr Clayson from their positions as stockholders and directors of Standish in June 2000. In line with other professional service firms, Standish is attempting to maintain the best balance between retaining the wisdom of senior investment managers and assuring generational change.

STANDISH'S STRATEGIES FOR THE FUTURE

      Standish's top priorities include:

      o meeting the needs of our clients and working closely with them to assure that their investment expectations are realistic;

      o developing new investment products that add value in today's environment; and

      o investigating strategic business alliances to augment our research and penetrate foreign markets as well as expand our domestic distribution channels.

We believe that all investors and investment management firms are facing very challenging times. However, the characteristics that have served Standish and our clients well for sixty-seven years are still intact. We remain dedicated to fulfilling your needs.

Sincerely,


/s/ Ted Ladd                                    /s/ George Noyes

Edward H. Ladd, Chairman                        George W. Noyes, President

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                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

1999 was a difficult year for global bonds. The J.P. Morgan Hedged Global Government Bond Index returned 0.73% in 1999 while the Standish Global Fixed Income Fund returned (0.64%) in 1999. The Fund's negative performance relative to the Index was primarily due to the underweight position in Japan. Japanese bonds far and away outperformed other markets with a currency-hedged 10.59% return. The next best performing market was Denmark with a return of 1.30%.

Bond yields followed a one way trend higher in 1999. The year began with the 10-year U.S. Treasury yield at 4.65%, but finished at a yield of 6.43%. The view at the start of the year was that developing Asia was facing years of sluggish growth or a "U" shaped recovery and the Japanese economy was facing another year of recession. Europe was challenged with the prospect of outright deflation as consumer prices increased only 0.5% and it seemed like the U.S. economy would be dragged down with the rest of the world.

The dramatic turnaround in yields was a direct result of concerted central bank interest rate cuts of 1998 that were directed at avoiding the risk of a global recession. The power of monetary policy can not be denied now that there is talk of a "long boom" for the world economy.

The swing in sentiment from doom to boom helped produce poor returns for all bond markets in the Index, except Japan. The surge in Japanese yields in December 1998 from less than 1% to over 2.2% had the potential to crush any hope for a recovery just as fiscal policy was starting to bear fruit. The Japanese "administrators" reacted in early 1999 and fought the rise in yields by effectively cutting overnight interest rates to 0%, flooding the money market with excess liquidity and announcing that the Trust Fund Bureau would resume its outright purchases of bonds for the rest of 1999. Ten-year bond yields dropped and stayed in a 1.6% to 1.9% range throughout the year.

The bear market phenomenon of Japanese outperformance took over when Japanese Government Bonds ("JGB") yields stayed in a tight 30 basis point range during the year while most other markets saw yields rise by over 150 basis points. JGB outperformance was also helped by collecting 600 basis points in carry when hedged to U.S. dollars.

The Fund was overweight in the next best performing markets in Scandinavia and Europe. However, the Fund's position in the U.S. was a drag on performance because the U.S. market produced the worst relative returns of (2.87%). During the year the Fund managed to reduce duration which was prudent in a rising interest rate environment.

Currency markets were dominated in 1999 by Japanese yen strength and euro weakness with the U.S. dollar in the middle. The yen was strong as the economy surprised to the upside by mid-1999 and capital flowed into Japan to chase undervalued equities. Japanese banks also repatriated billions of dollars in foreign capital to comply with new bank regulations. The euro dropped steadily throughout the year as European capital flowed into U.S. equities and high-yielding corporate bonds. The fund had a short yen position on at the start of the year but reversed the position by mid-year because the yen was poised to strengthen. By the end of 1999, the Fund had no major currency positions.

U.S. credit spreads started 1999 at historically cheap levels, rallied into the summer, but then widened as a result of substantial corporate bond issuance ahead of Y2K and deteriorating liquidity conditions as year-end approached. For the year, credit spreads basically collected the yield premium over Treasuries. European credit spreads performed better but became relatively rich by the end of 1999. The Fund is now neutral on "Euroland" credit because of valuations and increased supply.


The Fund is well positioned to outperform in 2000. The U.S. and European bond markets should outperform because they offer high yields on an absolute and currency-hedged basis. Bond yields are relatively cheap, especially compared to early 1999. Global growth should moderate and inflation will stay low because central banks are now hiking interest rates. In addition, corporate credit spreads are cheap and offer a higher yield advantage over government bonds which gives the portfolio a distinct yield advantage. We believe that the yield advantage and potential for spread contraction will add to relative value in the next few years.

We appreciate your support during the year and we look forward to working on your behalf towards superior, risk-adjusted returns in 2000.


/s/ William C. Cook II                                      /s/ Richard S. Wood

W. Charles Cook                                             Richard S. Wood

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

            COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
   STANDISH GLOBAL FIXED INCOME FUND AND THE J.P. MORGAN HEDGED GLOBAL INDEX

[The following table was originally depicted as a line graph in the printed material.]

              Standish Global Fixed Income     J.P. Morgan Global
                            Fund                 Hedged Index

                           100000                  100000
                           101350                  100330
                            97950                   98203
                            95200                   96828
                            94237                   96112
                            92971                   95487
                            91805                   94895
                            93228                   95929
                            92313                   95459
                            91602                   95001
                            92212                   95181
                            92822                   95829
1 Year                      92923                   95953
                            93801                   97268
                            94731                   98863
                            95661                  100297
                            97598                  101741
                           101263                  105251
                           100635                  105377
                           102014                  106083
                           103447                  107080
                           104454                  108472
                           106013                  109807
                           108323                  111904
2 Year                     109774                  113124
                           111348                  114266
                           109718                  112632
                           109830                  112869
                           111026                  113478
                           111197                  113898
                           112677                  114980
                           113023                  115624
                           114465                  116549
                           118270                  118764
                           120839                  120889
                           124166                  123150
3 Year                     124076                  122854
                           125681                  123899
                           126793                  124456
                           125307                  123585
                           127058                  125093
                           128433                  125931
                           130309                  122783
                           133031                  130517
                           132398                  130060
                           135246                  132245
                           135886                  133700
                           136847                  134555
4 Year                     138574                  136210
                           140205                  138145
                           140137                  138711
                           141636                  139613
                           142117                  140297
                           143631                  142050
                           144158                  143073
                           145207                  143989
                           144928                  147272
                           147527                  151027
                           144979                  150695
                           148306                  151765
5 Year                     148244                  151765
                           150656                  153298
                           148463                  151243
                           150222                  152634
                           151924                  154070
                           150518                  153145
YTD                        149043                  151415
                           147170                  151097
                           146346                  151263
                           147094                  152034
                           147299                  152872

             ----------------------------------------------------
                           Average Annual Total Return
                          (for periods ended 12/31/99)

                                                       Since
             1 Year       3 Year       5 Year        1/3/1994
             -------      -------      ------      --------------
             (0.64)%      5.89%        9.65%           6.67%

             ----------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Global Fixed Income Portfolio
    ("Portfolio"), at value (Note 1A)                             $379,603,922
  Prepaid expenses                                                       1,584
                                                                  ------------
    Total assets                                                   379,605,506

LIABILITIES
  Payable for Fund shares redeemed                       $343,935
  Accrued accounting, custody and transfer agent fees      3,898
  Accrued trustees' fees and expenses (Note 2)             1,000
  Accrued expenses and other liabilities                  10,355
                                                         -------
    Total liabilities                                                  359,188
                                                                  ------------
NET ASSETS                                                        $379,246,318
                                                                  ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $412,013,479
  Accumulated net realized loss                                    (21,830,425)
  Undistributed net investment income                                  912,242
  Net unrealized depreciation                                      (11,848,978)
                                                                  ------------
TOTAL NET ASSETS                                                  $379,246,318
                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           20,217,269
                                                                  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $      18.76
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                            $30,602,346
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $358)                                     82,908
  Expenses allocated from Portfolio                                    (2,327,730)
                                                                      -----------
    Net investment income allocated from Portfolio                     28,357,524

EXPENSES
  Accounting, custody, and transfer agent fees           $    43,640
  Legal and audit services                                    25,909
  Registration fees                                           19,291
  Trustees' fees and expenses (Note 2)                         4,000
  Insurance expense                                            1,290
  Miscellaneous                                               14,391
                                                         -----------
    Total expenses                                                        108,521
                                                                      -----------
      Net investment income                                            28,249,003
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                     (34,197,926)
    Financial futures contracts                           (1,613,853)
    Written options transactions                           1,777,502
    Foreign currency transactions and forward foreign
      currency exchange contracts                         12,384,238
                                                         -----------
      Net realized loss                                               (21,650,039)

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                (17,583,590)
    Financial futures contracts                              186,510
    Written options                                         (649,069)
    Foreign currency and forward foreign currency
      exchange contracts                                   8,303,109
                                                         -----------
      Change in net unrealized appreciation
        (depreciation)                                                 (9,743,040)
                                                                      -----------
    Net realized and unrealized loss on investments                   (31,393,079)
                                                                      -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(3,144,076)
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 1999  DECEMBER 31, 1998
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $ 28,249,003       $ 23,410,641
  Net realized gain (loss)                                  (21,650,039)         8,805,534
  Change in net unrealized appreciation (depreciation)       (9,743,040)        (7,075,746)
                                                           ------------       ------------
  Net increase (decrease) in net assets from investment
    operations                                               (3,144,076)        25,140,429
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                (30,568,392)       (23,734,875)
  From net realized gains on investments                             --         (6,298,437)
                                                           ------------       ------------
  Total distributions to shareholders                       (30,568,392)       (30,033,312)
                                                           ------------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           22,530,903        195,822,857
  Value of shares issued to shareholders in payment of
    distributions declared                                   21,666,312         22,737,669
  Cost of shares redeemed                                   (89,763,963)       (10,904,532)
                                                           ------------       ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                            (45,566,748)       207,655,994
                                                           ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (79,279,216)       202,763,111
NET ASSETS
  At beginning of year                                      458,525,534        255,762,423
                                                           ------------       ------------
  At end of year (including undistributed net
    investment income of $912,242 and $3,132,422,
    respectively)                                          $379,246,318       $458,525,534
                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------
                                            1999(1)      1998(1)      1997(1)      1996(1)      1995
                                          -----------  -----------  -----------  -----------  ---------
NET ASSET VALUE, BEGINNING OF YEAR         $  20.28     $  20.39     $  20.09     $  19.53    $  17.99
                                           --------     --------     --------     --------    --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                       1.26         1.28         1.34         1.42        1.59
  Net realized and unrealized gain
    (loss) on investments                     (1.38)        0.12         0.96         1.05        1.60
                                           --------     --------     --------     --------    --------
Total from investment operations              (0.12)        1.40         2.30         2.47        3.19
                                           --------     --------     --------     --------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (1.40)       (1.21)       (1.98)       (1.91)      (1.65)
  From net realized gain on investments          --        (0.30)       (0.02)          --          --
                                           --------     --------     --------     --------    --------
Total distributions to shareholders           (1.40)       (1.51)       (2.00)       (1.91)      (1.65)
                                           --------     --------     --------     --------    --------
NET ASSET VALUE, END OF YEAR               $  18.76     $  20.28     $  20.39     $  20.09    $  19.53
                                           ========     ========     ========     ========    ========
TOTAL RETURN+                                 (0.64)%       6.98%       11.68%       13.03%      18.13%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                                0.54%        0.56%        0.65%        0.65%       0.62%
  Net Investment Income (to average
    daily net assets)*                         6.31%        6.18%        6.42%        7.11%       7.69%
  Portfolio Turnover (3)                         --           --           --           73%        163%
  Net Assets, End of Year (000's omitted)   $379,246     $458,526     $255,762     $155,731    $137,889

-----------------

* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

Net investment income per share                  N/A           N/A    $   1.33         N/A         N/A
Ratios (to average daily net assets):
  Expenses (2)                                   N/A           N/A        0.66%        N/A         N/A
  Net investment income                          N/A           N/A        6.41%        N/A         N/A

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of Standish Global Fixed Income Portfolio's allocated expenses for the periods since May 3, 1996.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund invested directly in securities, including the period from January 1, 1996 through May 2, 1996. The portfolio turnover rates for the period since the Fund transferred substantially all of its investable assets to the Portfolio are shown in the Portfolio's financial statements which are included elsewhere in this report.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of Standish Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $13,800,135 which expires on December 31, 2007. The Fund elected to defer to its fiscal year ending December 31, 2000, $7,655,831 of losses recognized during the period November 1, 1999 to December 31, 1999.

      D. OTHER

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DISTRIBUTIONS TO SHAREHOLDERS:

      Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies
      (PFIC), litigation proceeds, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish International Management Company, L.L.C. ("SIMCO") for investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from the SIMCO. Certain of the trustees and officers of the Trust are directors or officers of Standish, Ayer & Wood, Inc., the parent company of SIMCO.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1999, aggregated $22,529,776 and $101,477,881, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                     YEAR ENDED         YEAR ENDED
                                                                  DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                  -----------------  -----------------
         Shares sold                                                   1,142,101          9,481,481
         Shares issued to shareholders in payment of
           distributions declared                                      1,119,756          1,113,065
         Shares redeemed                                              (4,655,225)          (524,367)
                                                                     -----------        -----------
         Net increase (decrease)                                      (2,393,368)        10,070,179
                                                                     ===========        ===========

      At December 31, 1999, three shareholders were record owners of approximately 20%, 14% and 11% of the total outstanding shares of the Fund, respectively.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2000

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                         RATE           MATURITY            VALUE{.}      (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.3%

ASSET BACKED -- 3.3%
Advanta Home Equity Loan Trust 1999-2 A3          6.440%       05/25/2029         $     350,000  $    342,891
Advanta Mortgage Trust 1997-4 M1                  7.040%       01/25/2029             1,300,000     1,266,891
BankBoston Home Equity 1998-2 A7                  6.140%       06/25/2013             5,000,000     4,654,102
Delta Funding Home Equity Line 1998-4 A7          6.190%       02/15/2031             2,750,000     2,506,797
IMC Home Equity 1997-7 A8                         6.650%       02/20/2029               925,000       895,227
Residential Funding 1997-HS5 M1                   7.010%       05/25/2027               900,000       870,609
Vanderbilt Mortgage Financial 1996-C B2           8.000%       11/07/2026             1,200,000     1,054,125
World Omni Auto Lease 1997-A B Non-ERISA 144A     7.300%       06/25/2003               732,368       732,368
                                                                                                 ------------
Total Asset Backed (Cost $13,175,845)                                                              12,323,010
                                                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
Bear Stearns Mtg. 1998-2 B                        6.750%       04/30/2030             1,568,806     1,449,185
                                                                                                 ------------
Total Collateralized Mortgage Obligations (Cost $1,558,143)                                         1,449,185
                                                                                                 ------------
CORPORATE -- 9.7%

BANK BONDS -- 1.1%
Bank United Corp. Notes+                          8.875%       05/01/2007               775,000       711,062
City National Bank Corp. Notes+                   6.375%       01/15/2008               900,000       808,191
First Security Bank Sub. Notes+                   5.875%       11/01/2003             1,250,000     1,181,675
GS Escrow Corp. 144A Notes                        7.125%       08/01/2005               730,000       652,236
GS Escrow Corp. 144A Senior Notes                 7.000%       08/01/2003               620,000       573,089
Imperial Credit Capital Trust Notes+              9.980%       12/31/2026               375,000       339,492
                                                                                                 ------------
                                                                                                    4,265,745
                                                                                                 ------------
FINANCIAL -- 2.9%
Advanta Capital Trust I+                          8.990%       12/17/2026               750,000       517,500
Amresco Inc. Corp. Senior Sub Notes+              9.875%       03/15/2005               525,000       336,000
Conseco Finance Trust Cap. Notes+                 8.796%       04/01/2027               250,000       226,430
Conseco Finance Trust II+                         8.700%       11/15/2026             2,225,000     1,995,820
Conseco Finance Trust Notes+                      6.800%       06/15/2005             1,150,000     1,071,299
Crescent Real Estate Notes+                       7.125%       09/15/2007               900,000       712,390
Florida Windstorm 144A Notes+                     7.125%       02/25/2019             2,225,000     2,062,139
Liberty Mutual Insurance Co. 144A Notes           7.697%       10/15/2097               850,000       711,297
MMI Capital Trust Notes+                          7.625%       12/15/2027             1,300,000     1,001,000
Simon Debartolo Group LP Notes+                   6.750%       07/15/2004               925,000       870,610
Simon Debartolo Group LP Notes NCL+               6.875%       10/27/2005               425,000       396,121
Wellsford REIT Senior Notes+                      9.375%       02/01/2002             1,000,000     1,031,960
                                                                                                 ------------
                                                                                                   10,932,566
                                                                                                 ------------
INDUSTRIAL BONDS -- 5.7%
American Standard Corp. Notes+                    7.375%       04/15/2005             1,000,000       940,000
Aramark Services Notes+                           6.750%       08/01/2004             2,000,000     1,879,400
Conmed Corp. Notes+                               9.000%       03/15/2008               700,000       647,500
Enterprise Corp. Notes+                           6.375%       05/15/2003               950,000       912,655
Enterprise Corp. Notes+                           7.000%       06/15/2000               500,000       501,065

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                         RATE           MATURITY            VALUE{.}      (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS (continued)
Horseshoe Gaming Holdings                         8.625%       05/15/2009         $   1,000,000  $    955,000
Horseshoe Gaming LLC Notes+                       9.375%       06/15/2007               450,000       454,500
Kaufman & Broad Home Corp. Senior Notes+          7.750%       10/15/2004               300,000       279,000
Lilly Industries Inc. Notes                       7.750%       12/01/2007               300,000       274,753
McLeod USA Inc.                                   8.125%       02/15/2009             1,025,000       955,812
McLeod USA Inc. 144A Senior Notes                 9.500%       11/01/2008               300,000       300,750
McLeod USA Senior Notes+                          8.375%       03/15/2008             2,075,000     1,971,250
Panamsat Notes+                                   6.000%       01/15/2003             1,550,000     1,448,769
Panamsat Notes+                                   6.125%       01/15/2005             1,500,000     1,345,080
Panavision Inc. Step Up Sub Notes(a)              0.000%       02/01/2006               500,000       240,000
Revlon Consumer Products+                         8.125%       02/01/2006             2,225,000     1,613,125
Revlon Worldwide Senior Notes+                    0.000%       03/15/2001               350,000        68,250
Southland Corp. Senior Sub Notes+                 5.000%       12/15/2003               400,000       344,000
Tenet Healthcare Corp. Notes+                     8.625%       12/01/2003               525,000       518,437
Time Warner Inc. Notes+                           6.625%       05/15/2029             1,875,000     1,598,775
USA Waste Services Inc. Senior Notes+             6.500%       12/15/2002             1,200,000     1,108,721
WMX Technologies+                                 6.375%       12/01/2003               950,000       855,845
WMX Technologies 144A+                            6.875%       05/15/2009             2,500,000     2,108,141
Westinghouse Credit Corp. Deb. Notes+             8.875%       06/14/2014               275,000       291,822
                                                                                                 ------------
                                                                                                   21,612,650
                                                                                                 ------------
Total Corporate (Cost $40,944,590)                                                                 36,810,961
                                                                                                 ------------
GOVERNMENT/OTHER -- 67.6%

AUSTRALIA -- 1.0%
St. Georges Bank                                  5.750%       10/15/2002             6,000,000     3,790,357
                                                                                                 ------------
DENMARK -- 5.2%
Danske Kredit                                     5.000%       10/01/2029             7,052,000       828,692
Denmark Bullet                                    7.000%       11/15/2007             6,000,000       887,024
Denmark Nykredit                                  5.000%       10/01/2029             8,602,000     1,010,835
Denmark Nykredit                                  7.000%       10/01/2026             3,991,000       538,797
Denmark Realkredit                                7.000%       10/01/2026             1,514,000       204,395
Denmark Realkredit                                8.000%       10/01/2026                 1,000           141
Denmark Realkredit Notes NCL                      6.000%       10/01/2029           109,648,000    13,797,850
Kingdom of Denmark                                6.000%       11/15/2002            19,475,000     2,706,172
                                                                                                 ------------
                                                                                                   19,973,906
                                                                                                 ------------
EURODOLLAR -- 16.7%
American Standard Global+                         7.125%       06/01/2006             4,000,000     4,031,600
Enron Corp.+                                      4.375%       04/08/2005             3,860,000     3,640,258
Ford Motor Credit Co.+                            3.750%       07/12/2004             4,245,000     4,012,969
Fort James Corp. Notes+                           4.750%       06/29/2004             4,320,000     4,159,911
Huntsman ICI 144A NC'04+                         10.125%       07/01/2009             2,000,000     2,126,669
Italian Government BTPS Notes NCL                 3.250%       02/01/2004            13,800,000    13,007,716
Italian Government BTPS Notes NCL+                3.250%       04/15/2004            16,000,000    15,018,516
Italian Government BTPS Notes NCL                 4.000%       10/01/2003             4,700,000     4,604,490
Italian Government BTPS Notes NCL                 5.000%       02/15/2003             3,750,000     3,805,326
Lehman Brothers Holdings PLC Medium Term
Notes+                                            4.750%       07/12/2004             2,100,000     2,024,853

    The accompanying notes are an integral part of the financial statements.
                                       13

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                         RATE           MATURITY            VALUE{.}      (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
EURODOLLAR (continued)
Metromedia Fiber Network                         10.000%       12/15/2009         $     700,000  $    731,987
Remy Cointreau 144A+                             10.000%       07/30/2005             1,450,000     1,600,293
Republic of Brazil(b)                             6.500%       01/01/2001             1,808,100     1,787,759
UPM-Kymmene Corp. Notes                           6.350%       10/01/2009             2,550,000     2,541,446
                                                                                                 ------------
                                                                                                   63,093,793
                                                                                                 ------------
GERMANY -- 9.8%
Baden Nurttemberg+                                6.200%       11/22/2013             1,022,583     1,102,808
Banco Comercial                                   8.250%       10/04/2000               545,000       275,024
Bundes Obligation Ser 127 Notes+                  4.500%       05/19/2003             7,570,000     7,590,128
Colt Telecom Group PLC 144A Notes                 7.625%       07/31/2008             8,625,000     4,444,731
Depfa Pfandbriefbank Notes NCL                    5.500%       01/15/2010             3,500,000     3,475,140
Deutschland Republic+                             5.625%       01/04/2028             3,300,000     3,162,427
Deutschland Republic+                             6.000%       01/04/2007             1,245,000     1,312,307
Deutschland Republic+                             6.250%       01/04/2024             3,500,000     3,651,118
Deutschland Republic+                             6.500%       07/04/2027             4,665,000     5,014,997
Deutschland Republic+                             6.750%       04/22/2003             3,100,000     3,289,463
Exide Holding Europe 144A Notes+                  9.125%       04/15/2004             1,700,000       849,781
Fresenius Med Global+                             7.375%       02/01/2008               620,000       321,103
RSL Communications PLC Reg(a)                     0.000%       03/15/2008             5,790,000     1,879,773
Texon International PLC 144A Senior Notes+       10.000%       02/01/2008             1,700,000       762,175
                                                                                                 ------------
                                                                                                   37,130,975
                                                                                                 ------------
IRELAND -- 0.1%
Esat Telecom Group PLC                           11.875%       11/01/2009               400,000       467,666
                                                                                                 ------------
JAPAN -- 10.3%
Austria Republic                                  4.500%       09/28/2005            90,000,000     1,047,768
Austria Republic+                                 6.250%       10/16/2003           370,000,000     4,375,370
General Motors+                                   1.250%       12/20/2004           400,000,000     3,924,185
Italy Euroyen Notes+                              5.125%       07/29/2003         1,244,000,000    14,126,680
Italy Euroyen Notes NCL                           3.750%       06/08/2005           320,000,000     3,575,652
Mexican Notes NCL                                 3.100%       04/24/2002           490,000,000     4,847,005
South Africa                                      3.350%       06/17/2004           175,000,000     1,735,924
Spanish Government                                4.750%       03/14/2005           480,000,000     5,591,899
                                                                                                 ------------
                                                                                                   39,224,483
                                                                                                 ------------
NETHERLANDS -- 2.5%
KPN-Qwest B.V. 144A Private Placement             7.125%       06/01/2009             4,000,000     3,930,810
Netherlands Government Notes                      5.750%       09/15/2002             3,600,000     3,734,753
PTC International Finance II SA 144A             11.250%       12/01/2009             2,000,000     2,086,353
                                                                                                 ------------
                                                                                                    9,751,916
                                                                                                 ------------
NEW ZEALAND -- 2.6%
Fernz Capital+                                    9.800%       04/15/2002             4,100,000     2,194,915
Fletcher Challenge+                              11.250%       12/15/2002             1,900,000     1,082,230
Fletcher Challenge                               14.500%       09/30/2000               500,000       278,000

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                         RATE           MATURITY            VALUE{.}      (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
NEW ZEALAND (continued)
Fletcher Challenge CVT                           10.000%       04/30/2005         $   1,000,000  $    533,515
New Zealand Government                            8.000%       04/15/2004            11,175,000     6,042,083
                                                                                                 ------------
                                                                                                   10,130,743
                                                                                                 ------------

NORWAY -- 0.2%
Vital Forsikring                                  7.850%       09/22/2003             6,000,000       753,746
                                                                                                 ------------
SINGAPORE -- 1.8%
Singapore Government                              3.500%       02/01/2004             7,250,000     4,318,686
Singapore Government                              5.125%       11/15/2004             3,850,000     2,429,634
                                                                                                 ------------
                                                                                                    6,748,320
                                                                                                 ------------
SWEDEN -- 4.6%
Sweden Government Bond #1030                     13.000%       06/15/2001            18,700,000     2,448,122
Sweden Government Bond #1033                     10.250%       05/05/2003            10,000,000     1,350,406
Sweden Government Bond #1038                      6.500%       10/25/2006            20,000,000     2,469,648
Sweden Government Bond #1039+                     5.500%       04/12/2002            37,000,000     4,392,536
Sweden Government Bond #1042+                     5.000%       01/15/2004            58,400,000     6,779,197
                                                                                                 ------------
                                                                                                   17,439,909
                                                                                                 ------------
UNITED KINGDOM -- 10.0%
Abbey National Treasury                           7.750%       12/31/2003             1,200,000     1,983,836
Alliance and Leicester Building Society+          8.750%       12/07/2006             2,100,000     3,659,627
European Investment Bank                          7.625%       12/07/2006             2,400,000     4,123,909
FNMA Global Bond                                  6.875%       06/07/2002             1,910,000     3,085,132
IPC Magazine Group PLC                            9.625%       03/15/2008             1,617,000     1,540,949
IPC Magazines 144A(a)                             0.000%       03/15/2008               295,000       152,475
Inco Ltd.+                                       15.750%       07/15/2006               200,000       441,801
Lehman Brothers Holdings PLC                      6.950%       06/22/2004               450,000       694,332
Merrill Lynch Notes                               7.375%       12/17/2007             2,730,000     4,503,849
National Westminister Bank+                       5.125%       06/30/2011             1,705,000     1,537,002
Stagecoach Holdings PLC                           7.625%       10/31/2007             1,725,000     2,747,297
UK Treasury Gilt                                  9.000%       10/13/2008             1,985,000     3,903,835
UK Treasury Gilt Stock+                           6.000%       12/07/2028             1,600,000     3,161,140
UK Treasury Gilt Stock                            6.500%       12/07/2003             2,150,000     3,505,670
UK Treasury Gilt Stock                            8.000%       06/10/2003               300,000       509,224
William Hill Finance                             10.625%       04/30/2008             1,175,000     1,954,796
                                                                                                 ------------
                                                                                                   37,504,874
                                                                                                 ------------
YANKEE BONDS -- 2.8%
Cominco Ltd. Notes+                               6.875%       02/15/2006               525,000       459,002
Edperbrascan Ltd. Notes+                          7.375%       10/01/2002               500,000       490,820
Fuji JGB Inv. L.L.C. Pfd 144A FLIRB(a)            9.870%       12/31/2049             1,050,000     1,042,125
Merita Bank FLIRB 144A Notes+                     7.150%       12/29/2049               650,000       628,134
Merita Bank Perpetual FLIRB 144A                  7.500%       12/29/2049               250,000       237,145
Republic of Panama Notes                          8.875%       09/30/2027             3,975,000     3,329,062

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                         RATE           MATURITY            VALUE{.}      (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
YANKEE BONDS (continued)
Se Banken Perpetual 10 Yr. Step Up 144A(a)        8.125%       09/06/2049         $   1,500,000  $  1,422,045
Tyco International Ltd. 144A+                     6.875%       09/05/2002             3,275,000     3,218,141
                                                                                                 ------------
                                                                                                   10,826,474
                                                                                                 ------------
Total Government/Other (Cost $262,655,356)                                                        256,837,162
                                                                                                 ------------

NON-AGENCY -- 0.7%

PASS THRU SECURITIES -- 0.7%
Chase Commercial Mortgage Sec 6.6 1997-2D
Non-ERISA                                         6.600%       12/25/2007               500,000       447,969
GMAC Mortgage Corp. 1996-C1 F Non-ERISA           7.860%       11/15/2006             1,000,000       803,750
GMAC Mortgage Corp. 1997-C1 E Non-ERISA           7.085%       11/15/2010               900,000       812,812
Mortgage Capital Funding 1997-MC2 D Non-ERISA     7.117%       11/20/2007               725,000       662,072
                                                                                                 ------------
Total Non-Agency (Cost $3,024,910)                                                                  2,726,603
                                                                                                 ------------
U.S. GOVERNMENT AGENCY -- 8.2%

PASS THRU SECURITIES -- 8.2%
FHLMC+                                            5.750%       03/15/2009             8,100,000     7,398,864
FNMA+                                             5.125%       02/13/2004               825,000       775,632
FNMA+                                             5.625%       05/14/2004            17,100,000    16,341,102
GNMA                                              8.000% 05/15/2026 - 07/15/2029      5,697,292     5,752,993
GNMA                                              9.000%       12/15/2017               701,538       738,807
                                                                                                 ------------
Total U.S. Government Agency (Cost $31,574,595)                                                    31,007,398
                                                                                                 ------------
U.S. TREASURY OBLIGATIONS -- 7.4%

TREASURY BONDS -- 1.8%
U.S. Treasury Bond+                               8.125%       05/15/2021             5,875,000     6,734,219
                                                                                                 ------------
TREASURY NOTES -- 5.6%
U.S. Treasury Inflation Index Note                3.967%       01/15/2009             3,025,000     2,997,394
U.S. Treasury Note+                               6.000%       08/15/2009             1,950,000     1,889,063
U.S. Treasury Note+                               6.625%       06/30/2001               575,000       578,232
U.S. Treasury Note+                               7.875%       11/15/2004            15,025,000    15,886,534
                                                                                                 ------------
                                                                                                   21,351,223
                                                                                                 ------------
Total U.S. Treasury Obligations (Cost $28,765,465)                                                 28,085,442
                                                                                                 ------------
TOTAL BONDS AND NOTES (COST $381,698,904)                                                         369,239,761
                                                                                                 ------------

                                                                                     SHARES
                                                                                  -------------
PREFERRED STOCKS -- 0.3%
Equity Office Properties Trust 144A CVT                                                   6,000       231,000
Equity Residential Properties Pfd 9.65                                                    3,000        66,188
Pinto Totta Intl Pfd 144A                                                                   550       520,575
Texaco Capital LLC FLT Ser B(b)                                                          14,000       245,000
                                                                                                 ------------
TOTAL PREFERRED STOCKS (COST $1,275,087)                                                            1,062,763
                                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                    CONTRACT        VALUE
SECURITY                                                              SIZE        (NOTE 1A)
---------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 1.2%
AUD Put/USD Call, Strike Price 0.64, 07/20/2000                     7,000,000  $     78,127
BTPS 6.75% Put, Strike Price 105.29,                            4,545,000,000         4,545
BTPS 6.75% Put, Strike Price 105.49,                            4,545,000,000         4,545
BTPS 6.75% Put, Strike Price 107.69,                            9,085,000,000        54,510
DBR 4.75% Call, Strike Price 106.99, 02/08/2000                     4,200,000             0
DBR 4.75% Call, Strike Price 95.78, 03/13/2000                      4,220,000           426
DBR 5.25% Call, Strike Price 112.07, 01/25/2000                     5,925,000             0
DBR 5.25% Call, Strike Price 112.08, 01/26/2000                     7,900,000             0
DEM 3.75% Call, Strike Price 90.20, 09/13/2000                      8,250,000        77,327
DEM 3.75% Call, Strike Price 91.05, 09/29/2000                      4,500,000        36,648
DEM 3.75% Call, Strike Price 99.15, 04/17/2000                      4,300,000             0
DEM 4% Call, Strike Price 93.99, 07/07/2000                         8,900,000        30,678
DEM 4% Call, Strike Price 95.43, 07/21/2000                         4,250,000         6,426
DEM 4% Call, Strike Price 96.26, 06/23/2000                         4,350,000         4,167
DEM 4% Call, Strike Price 99.01, 08/03/2000                         4,175,000         7,953
DEM 4.5% Call, Strike Price 101.20, 08/14/2000                      4,300,000         3,943
DEM 4.5% Call, Strike Price 94.76, 10/06/2000                       3,800,000        43,662
DEM 4.5% Call, Strike Price 95.42, 11/02/2000                       3,900,000        34,983
DEM 4.5% Call, Strike Price 95.54, 10/13/2000                       3,775,000        35,006
DEM 4.75% Call, Strike Price 85.93, 09/11/2000                      4,092,000        65,578
DEM 4.75% Call, Strike Price 99.39, 04/27/2000                      6,325,000           639
DEM 5.25% Call, Strike Price 111.26, 01/10/2000                     7,050,000             0
EUR Put/JPY Call, Strike Price 146.70, 04/13/2000                   8,142,325     3,528,859
EUR Put/USD Call, Strike Price 0.89, 07/10/2001                     8,875,000        66,563
EUR Put/USD Call, Strike Price 0.95, 08/16/2000                     4,350,000        41,325
JPY 1.8% Call, Strike Price 104.67, 05/08/2000                  1,060,000,000        30,740
JPY 3% Call, Strike Price 110.43, 06/30/2000                    1,075,000,000        47,300
JPY Put, Strike Price 121.50, 04/06/2000                            4,700,000           470
JPY Put, Strike Price 150.00, 02/08/2001                            4,500,000           450
JPY Put/EUR Call, Strike Price 110.25, 12/06/2001                   3,850,000       106,710
JPY Put/EUR Call, Strike Price 125.00, 08/29/2000                   8,300,000        20,916
JPY Put/USD Call, Strike Price 115.00, 09/01/2000                   4,325,000        18,165
JPY Put/USD Call, Strike Price 115.80, 08/14/2000                   4,300,000        15,910
JPY Put/USD Call, Strike Price 120.00, 11/07/2001                   4,000,000        41,592
JPY Put/USD Call, Strike Price 122.00, 03/08/2000                   4,425,000           443
JPY Put/USD Call, Strike Price 125.00, 02/09/2000                   4,300,000             0
USD Put/CAD Call, Strike Price 1.42, 10/19/2000                     4,100,000        47,970
UST 5.25% Call, Strike Price 94.38, 02/29/2000                         45,000           292
UST 6.00% Call, Strike Price 100.00, 09/29/2000                        10,750        10,137
UST 6.00% Call, Strike Price 100.75, 09/29/2000                        43,390        26,610
UST 6.00% Call, Strike Price 98.25, 12/14/2000                         40,000        56,094
UST 6.00% Call, Strike Price 98.78, 12/04/2000                         58,500        71,297
UST 6.00% Call, Strike Price 99.81, 09/29/2000                         41,200        40,788
UST 6.00% Call, Strike Price 99.88, 10/27/2000                         80,000        69,688
                                                                               ------------
TOTAL PURCHASED OPTIONS (COST $5,377,987)                                         4,731,482
                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                             (NOTE 1A)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
REPURCHASE AGREEMENTS -- 0.0%
      Prudential-Bache Repurchase
      Agreement, dated 12/31/99, due
      01/03/00, with a maturity value of
      $156,298 and an effective yield of
      2.00%, collateralized by a U.S.
      Government Agency Obligation with
      a rate of 6.00%, a maturity date
      of 03/01/14 and a market value of
      $160,198.                                                     $    156,272
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $156,272)                             156,272
                                                                    ------------
TOTAL INVESTMENTS -- 98.8% (COST $388,508,250)                      $375,190,278

OTHER ASSETS, LESS LIABILITIES -- 1.2%                                 4,413,776
                                                                   -------------
NET ASSETS -- 100.0%                                                $379,604,054
                                                                   =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule
144A of the Securities Act of 1933. These securities
may be resold in transactions exempt from registration.
CVT - Convertible
FHLMC - Federal Home Loan Mortgage Corporation
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
NCL - Non-callable
REIT - Real Estate Investment Trust
UST - United States Treasury
AUD - Australian Dollar
DBR - Deutsche Bundes Republik
DEM - German Deutsche Mark
EUR - Euro
JPY - Japanese Yen
USD - United States Dollar
{.} Denominated in United States dollars except for foreign country specific bonds which are denominated in their respective local currency.
+    Denotes all or part of security pledged as collateral (Note 5).
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Variable Rate Security; rate indicated is as of 12/31/99.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $388,508,250)                                                   $375,190,278
  Receivable for investments sold                                         73,694
  Interest and dividends receivable                                    6,747,219
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                            31,953
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                       11,884,223
  Deferred organization costs (Note 1F)                                   19,959
  Prepaid expenses                                                         2,694
                                                                    ------------
    Total assets                                                     393,950,020

LIABILITIES
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                         $6,986,614
  Options written, at value (Note 5) (premiums
    received, $3,809,312)                                7,281,895
  Accrued accounting and custody fees                       34,021
  Accrued trustees' fees and expenses (Note 2)               7,166
  Accrued expenses and other liabilities                    36,270
                                                         ---------
    Total liabilities                                                 14,345,966
                                                                    ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $379,604,054
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO


                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                     $30,602,354
  Dividend income (net of foreign withholding taxes of
    $358)                                                                  82,908
                                                                      -----------
    Total income                                                       30,685,262

EXPENSES
  Investment advisory fee (Note 2)                       $ 1,793,905
  Accounting and custody fees                                429,282
  Legal and audit services                                    39,125
  Trustees' fees and expenses (Note 2)                        23,745
  Licensing fees                                              15,514
  Amortization of organization expenses (Note 1F)             14,936
  Insurance expense                                           11,223
                                                         -----------
    Total expenses                                                      2,327,730
                                                                      -----------
      Net investment income                                            28,357,532
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (34,197,936)
    Financial futures contracts                           (1,613,854)
    Written options transactions                           1,777,503
    Foreign currency transactions and forward foreign
      currency exchange contracts                         12,384,242
                                                         -----------
      Net realized loss                                               (21,650,045)
  Change in unrealized appreciation (depreciation)
    Investment securities                                (17,583,595)
    Financial futures contracts                              186,510
    Written options                                         (649,069)
    Foreign currency and forward foreign currency
      exchange contracts                                   8,303,110
                                                         -----------
      Change in net unrealized depreciation                            (9,743,044)
                                                                      -----------
    Net realized and unrealized loss                                  (31,393,089)
                                                                      -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(3,035,557)
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999        DECEMBER 31, 1998
                                                         -----------------------  -----------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                       $  28,357,532            $ 23,583,542
  Net realized gain (loss)                                      (21,650,045)              8,805,536
  Change in net unrealized depreciation                          (9,743,044)             (7,075,748)
                                                              -------------            ------------
  Net increase (decrease) in net assets from investment
    operations                                                   (3,035,557)             25,313,330
                                                              -------------            ------------

CAPITAL TRANSACTIONS
  Contributions                                                  22,529,776             195,976,864
  Withdrawals                                                  (101,477,881)            (22,255,635)
                                                              -------------            ------------
  Net increase (decrease) in net assets from capital
    transactions                                                (78,948,105)            173,721,229
                                                              -------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (81,983,662)            199,034,559
NET ASSETS
  At beginning of year                                          461,587,716             262,553,157
                                                              -------------            ------------
  At end of year                                              $ 379,604,054            $461,587,716
                                                              =============            ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                               SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                        YEAR ENDED DECEMBER 31,
                                               -----------------------------------------
                                                 1999      1998      1997      1996(1)
                                               --------  --------  --------  -----------
RATIOS:
  Expenses (to average daily net assets)           0.52%     0.51%     0.61%      0.62%+
  Net Investment Income (to average daily net
    assets)                                        6.33%     6.22%     6.47%      7.17%+
  Portfolio Turnover                                172%      162%      176%       111%
  Net Assets, End of Year (000's omitted)      $379,604  $461,588  $262,553   $159,814

-----------------
(1) For the period May 3, 1996 (commencement of operations) through December 31, 1996.
+    Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

      At December 31, 1999 there was one Fund, Global Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 1999 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish International Management Company, L.L.C. ("SIMCO") for overall investment advisory services is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. The advisory agreement provides that if the total annual operating expenses of the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) in any fiscal year exceed 0.65% of the Portfolio's average daily net assets, the compensation due the adviser shall be reduced by the amount of the excess. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SIMCO. Certain of the trustees and officers of the Portfolio Trust are directors or officers of Standish, Ayer & Wood, Inc., the parent company of SIMCO.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 1999 were as follows:

                                                                 PURCHASES       SALES
                                                               ------------  ------------
      U.S. Government Securities                               $278,751,707  $261,330,126
                                                               ============  ============
      Investments (non-U.S.Government Securities)              $468,169,989  $517,628,535
                                                               ============  ============

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                     $389,070,221
                                                             ===========
         Gross unrealized appreciation                         8,604,989
         Gross unrealized depreciation                       (22,484,932)
                                                             -----------
         Net unrealized depreciation                        $(13,879,943)
                                                             ===========

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      A summary of written option transactions for the year ended December 31, 1999 is as follows:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                   NUMBER OF CONTRACTS       PREMIUMS
                                                   -------------------  ------------------
         Outstanding, beginning of period                   14             $ 1,289,493
         Options written                                    20               1,932,415
         Options expired                                    (3)               (296,708)
         Options closed                                    (20)             (1,885,140)
                                                          ----             -----------
         Outstanding, end of period                         11             $ 1,040,060
                                                          ====             ===========

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      WRITTEN CALL OPTION TRANSACTIONS
 -------------------------------------------------------------------------------

                                                         NUMBER OF CONTRACTS      PREMIUMS
                                                         -------------------  -----------------
         Outstanding, beginning of period                         13             $1,048,866
         Options written                                          25              1,798,564
         Options exercised                                        (1)              (141,312)
         Options expired                                          (8)              (434,943)
         Options closed                                          (18)            (2,209,146)
                                                                ----             ----------
         Outstanding, end of period                               11             $   62,029
                                                                ====             ==========

      WRITTEN CROSS CURRENCY OPTION TRANSACTIONS
 -------------------------------------------------------------------------------

                                                         NUMBER OF CONTRACTS       PREMIUMS
                                                         -------------------  ------------------
         Outstanding, beginning of period                         15             $ 3,992,115
         Options written                                          29               6,898,792
         Options exercised                                        (2)             (2,405,550)
         Options expired                                          (7)               (537,031)
         Options closed                                          (25)             (5,241,103)
                                                                ----             -----------
         Outstanding, end of period                               10             $ 2,707,223
                                                                ====             ===========

FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

At December 31, 1999, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                  LOCAL PRINCIPAL      CONTRACT            MARKET          AGGREGATE         UNREALIZED
      CONTRACTS TO RECEIVE         AMOUNT             VALUE DATE            VALUE         FACE AMOUNT         GAIN/(LOSS)
      -------------------------------------------------------------------------------------------------------------------
      Argentinian Peso             11,722,958      01/19-03/09/2000     $    11,674,714  $   11,636,460   $      38,254
      British Pound Sterling       10,960,772      01/18-01/24/2000          17,697,620      17,994,380        (296,760)
      Canadian Dollar               5,600,000         03/16/2000              3,884,600       3,795,066          89,534
      Euro                         28,510,532      01/14-01/19/2000          28,760,597      29,976,187      (1,215,590)
      Hong Kong Dollar             17,633,420         01/14/2000              2,268,120       2,259,883           8,237
      Japanese Yen              4,252,000,000   01/18/2000-05/17/2001        43,711,625      42,964,216         747,409
      New Zealand Dollar           22,692,885      01/14-01/18/2000          11,859,572      11,510,252         349,320
      Polish Zloty                  4,212,648         07/24/2000                960,713       1,025,000         (64,287)
      Swedish Krona                77,100,000         01/18/2000              9,084,825       9,040,277          44,548
      Thai Baht                    81,657,000         09/11/2000              2,169,805       2,150,000          19,805
                                                                        ---------------  ---------------  -------------
      TOTAL                                                             $   132,072,191  $  132,351,721   $    (279,530)
                                                                        ===============  ================  ============

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               LOCAL PRINCIPAL         CONTRACT          MARKET           AGGREGATE        UNREALIZED
         CONTRACTS TO DELIVER      AMOUNT             VALUE DATE          VALUE          FACE AMOUNT       GAIN/(LOSS)
         --------------------------------------------------------------------------------------------------------------
         Australian Dollar          5,890,000         03/15/2000       $    3,864,458  $     3,755,052  $     (109,406)
         British Pound Sterling    35,021,617      01/18-03/15/2000        56,542,074       57,545,166       1,003,092
         Danish Krone             157,397,966      01/18-02/07/2000        21,348,422       22,346,408         997,986
         Euro                     134,061,918      01/14-03/15/2000       135,258,705      142,569,597       7,310,892
         Hong Kong Dollar         108,822,777   01/14/2000-08/13/2001      13,884,364       13,774,355        (110,009)
         Japanese Yen           6,329,964,196   01/18/2000-08/17/2001      66,696,701       61,877,839      (4,818,862)
         New Zealand Dollar        45,441,835      01/14-01/18/2000        23,748,403       23,807,986          59,583
         Norwegian Krone            6,700,000         01/18/2000              836,663          873,215          36,552
         Polish Zloty               4,212,648         07/24/2000              960,713          999,679          38,966
         Singapore Dollar          11,582,484         01/14/2000            6,951,993        6,916,980         (35,013)
         Swedish Krona            229,941,319      01/18-02/28/2000        27,105,771       28,245,816       1,140,045
         Thai Baht                174,494,000         09/11/2000            4,636,687        4,300,000        (336,687)
                                                                       --------------  ----------------  --------------
         TOTAL                                                         $  361,834,954  $   367,012,093   $    5,177,139
                                                                       ==============  ================  ==============


      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At December 31, 1999, the Portfolio held the following financials futures contracts:

                                                                  EXPIRATION   UNDERLYING FACE
         CONTRACT                                       POSITION     DATE      AMOUNT AT VALUE   UNREALIZED GAIN
         --------------------------------------------------------------------------------------------------------
         U.S. 10 Year Note (75 contracts)                 Short   03/31/2000     $7,189,453         $22,690
         Euro Bond Future (80 contracts)                  Short   03/10/2000      8,331,200          39,510
                                                                                                    -------
                                                                                                    $62,200
                                                                                                    =======

      At December 31, 1999 the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

     INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                     STANDISH GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      factors are incorrect, investment performance will be diminished compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, managing duration or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts.

      At December 31, 1999, the Portfolio held no interest rate swap contracts.

(6)   DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Portfolio instructs the custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      At December 31, 1999, the Portfolio held no delayed delivery transactions.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Global Fixed Income Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio: Standish Global Fixed Income Portfolio ("the Portfolio") at December 31, 1999, the results of its operations, the changes in its net assets and the supplemental data for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   February 18, 2000


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                                       30
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